UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

________________

FORM 8-K

CURRENT REPORT,

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): November 30, 2005

CHYRON CORPORATION

(Exact Name of Registrant as Specified in its Charter)
New York	1-9014	11-2117385
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
5 Hub Drive
Melville, New York	11747
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (631) 845-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Effective November 30, 2005, Chyron Corporation (the "Company") entered into an agreement with all holders of the Company's Series D 8% Subordinated Convertible Debentures (the "D Debentures") to amend the D Debentures as follows: i) the maturity date is extended from December 31, 2006 to December 31, 2007; ii) paid-in-kind interest shall be paid through and including November 30, 2005, and thereafter, interest shall no longer be paid-in-kind, but shall be payable in cash, a) for December 2005, on the first business day of January 2006, and b) on the first business day following the end of each calendar quarter through the maturity date; and iii) all other terms of the D Debentures shall remain the same.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibit 4.a November 30, 2005 Amendment to Series D 8% Subordinated Convertible Debentures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

CHYRON CORPORATION
By:	/s/ Jerry Kieliszak
Name:	Jerry Kieliszak
Title:	Senior Vice President and
Chief Financial Officer

Exhibit No.	Description

4.a	November 30, 2005 Amendment to Series D 8% Subordinated Convertible Debentures.

Date: November 30, 2005